UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 16, 2014

SYMETRA FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33808	20-0978027
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

777 108th Avenue NE, Suite 1200 Bellevue, Washington	98004
(Address of principal executive offices)	(zip code)
Registrant’s telephone number, including area code: (425) 256-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into Material Definitive Agreement
On September 16, 2014, Symetra Life Insurance Company (“Symetra Life”), the principal operating subsidiary of Symetra Financial Corporation (the “Company”), extended the Master Services Agreement by and between Symetra Life and Xerox Business Services, LLC, effective August 1, 2009 (the “Agreement”), for a second twelve-month renewal term. The Agreement provides for an initial five-year term and two successive twelve-month renewal terms. On March 3, 2014, Symetra Life extended the Agreement for the first twelve-month renewal term, which began on August 1, 2014. The second twelve-month renewal term begins August 1, 2015. The material terms of the Agreement remain unchanged. The Company, through Symetra Life, outsources the majority of its information technology infrastructure pursuant to the terms of the Agreement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMETRA FINANCIAL CORPORATION

By:	Jacqueline M. Veneziani
Title:	Assistant Secretary

Date: September 16, 2014